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                                                                    Exhibit 32.1

                           PROVINCE HEALTHCARE COMPANY

                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. Section 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Report of Province Healthcare Company (the "Company") on Form 10-Q for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission (the "SEC") on the date hereof (the "Report"), Martin S. Rash, Chief Executive Officer of the Company, and Christopher T. Hannon, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of
Section 1350, Chapter 63 of Title 18, United States Code) that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

         (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 8, 2003

                                               /s/ Martin S. Rash
                                               ---------------------------------
                                               Martin S. Rash
                                               Chief Executive Officer

                                               /s/ Christopher T. Hannon
                                               ---------------------------------
                                               Christopher T. Hannon
                                               Chief Financial Officer

         The foregoing certification is being furnished to the SEC pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed "filed" as part of the Report for purposes of Section 18 of the Exchange Act, or otherwise subject to liability under that section. Such certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act. A signed original of this written statement required by Section 906 has been provided to Province Healthcare Company and will be retained by Province Healthcare Company and furnished to the SEC or its staff upon request.